FINRA
Financial Industry Regulatory Authority

OTC Equity Name Change / Stock Split Request

Completion of this form certifies to FINRA™ notification of a corporate name change and/or provides FINRA™ notification of a forward stock split or a reverse stock split for an OTC Equity issuer.

Transaction Information

Name Change

CURRENT COMPANY NAME BOVERAN Diagnostics Inc CURRENT ISSUE SYMBOL(S) BOVD

NEW COMPANY NAME (if applicable) THRIVE WORLD WIDE INC

CUSIP/CINS NUMBER(S): CURRENT 10211W 103 NEW (if applicable) 88588P 109

ANTICIPATED FILING DATE OF THE CHARTER AMENDMENT FOR NAME CHANGE: Sept 2-2009

LEGAL EFFECTIVE DATE OF CHARTER AMENDMENT FOR NAME CHANGE: Sept 2-2009

DID THE SECRETARY OF STATE ACCEPT THE CHARTER AMENDMENT? ☒ Yes ☐ No

If no, please specify the reason the charter amendment was declined by the SOS?

DATE OF APPROVAL FOR THE ACTION BY THE BOARD OF DIRECTORS: Aug 28-2009

BASED ON THE STATE OF INCORPORATION IS SHAREHOLDER APPROVAL REQUIRED FOR THE NAME CHANGE TO BECOME LEGALLY EFFECTIVE? ☐ Yes ☒ No

IF YES, DATE OF APPROVAL FOR THE ACTION BY SHAREHOLDERS (If Applicable):

IF NO, PLEASE PROVIDE EXPLANATION OF STATE LAW: Nevada state Law does not Require shareholder approval.

Stock Split

CURRENT COMPANY NAME CURRENT ISSUE SYMBOL(S)

TYPE OF SPLIT: ☐ Forward ☐ Reverse AMOUNT OF STOCK SPLIT RATIO:

PLEASE CONFIRM THE PAYMENT METHOD OF THE FORWARD STOCK SPLIT (If Applicable):

☐ PAYABLE UPON SURRENDER OF OLD CERTIFICATES (REQUIRES A NEW CUSIP NUMBER)

☐ NEW SHARES ARE BEING MAILED DIRECTLY TO SHAREHOLDERS (REQUIRES RECORD DATE AND PAYABLE DATE)

CUSIP/CINS NUMBER(S): CURRENT NEW

PRE-SPLIT TOTAL SHARES OUTSTANDING: AS OF DATE:

POST-SPLIT TOTAL SHARES OUTSTANDING: AS OF DATE:

METHOD OF SETTLING FRACTIONAL SHARES (If Applicable):

Explanation of any conditions which must be met for the transaction to become effective:

9509 Key West Avenue
Rockville, MD
20850-3329
t 240 386 4000
www.finra.org

PLEASE CONFIRM IF THE FOLLOWING ACTION(S) IS(ARE) REQUIRED FOR THE STOCK SPLIT TO BECOME LEGALLY EFFECTIVE:

1. FILING A CHARTER AMENDMENT WITH THE SECRETARY OF STATE (SOS) OR OTHER REGULATORY AUTHORITY
☐ Yes ☐ No

IF YES, ANTICIPATED FILING DATE OF THE CHARTER AMENDMENT FOR STOCK SPLIT (If Applicable):

IF NO, PLEASE PROVIDE EXPLANATION OF STATE LAW:

CONFIRM THE DATE THAT THE CHARTER AMENDMENT WAS FILED WITH THE SECRETARY OF STATE (If Applicable):

DID THE SECRETARY OF STATE ACCEPT THE CHARTER AMENDMENT? (If Applicable) ☐ Yes ☐ No

If no, please specify the reason the charter amendment was declined by the SOS?

2. BOARD OF DIRECTORS RESOLUTION ☐ Yes ☐ No

IF YES, PLEASE PROVIDE THE DATE OF APPROVAL/AUTHORIZATION:

IF NO, PLEASE PROVIDE EXPLANATION OF STATE LAW:

3. SHAREHOLDER RESOLUTION (IF REQUIRED BASED ON THE STATE OF INCORPORATION) ☐ Yes ☐ No

IF YES, PLEASE PROVIDE THE DATE OF APPROVAL/AUTHORIZATION:

IF NO, PLEASE PROVIDE EXPLANATION OF STATE LAW:

Issuer Transparency Caution: Issuer acknowledges that by completing a forward stock split resulting in a per share price of less than $.0001, the issuer's stock will not be quotable in most OTC quotation media (including the OTCBB). Issuer further acknowledges that by completing a forward stock split resulting in a per share price of less than $.000001, trades in the issuer's stock will not be eligible for electronic trade reporting to the FINRA OTC reporting facility.

Required Documentation

☒ Issuer Notification Form

☒ Cover letter providing a full corporate history for this corporation (Start on the original date of incorporation and include all the corporate changes that have occurred until present day, including, but not limited to, changes of control, reverse mergers, name changes, etc.)

☒ Copy of the Certificate of Merger, Amendment to the Articles of Incorporation or other Documents filed with the State of Incorporation

☒ Copy of original issuer certified articles of incorporation

☒ An opinion letter from attorney licensed in the state upon which opining that the entity in question is the same corporate entity and the transaction is otherwise legal***

N/A ☐ Executed & Notarized corporate confirmation of the Shareholders Consent (e.g., board resolutions, corporate officer certificate, etc.)

☒ Transfer Agent Verification Form

N/A ☐ Prior Transfer Agent Notification (If Required)

☒ CUSIP confirmation from the CUSIP Service Bureau (212-438-6565 or www.cusip.com) - (if applicable)

****If there is not a requirement for a filing with the Secretary of State or approval by shareholders or directors, the company needs to confirm this in writing.****

*****The requirement to provide a legal opinion letter applies only to Corporate Actions in which there are multiple entities involved in the transaction (e.g., merger or acquisition).*****

Authorization by Corporate Officer

I, Andrew Schwartz (print name), hereby certify that the information disclosed in this request is accurate and true.

SIGNATURE [signature] TITLE President/CEO DATE 9/9/09

Submission of Name Change Request

Please return the Issuer Notification along with the appropriate request form, supporting documentation to:

FINRA
c/o The NASDAQ OMX Group, Inc.
Corporate Data Operations
Two Corporate Drive
3rd Floor, Suite 300
Shelton, CT 06484 USA
Telephone: 203.375.9609
Fax: 203.509.5460
Email: [illegible]@nasdaqomx.com